Exhibit 10.3(b)


                  Schedule of Warrant (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on June 10, 2005


                           Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       06/10/05             06/10/10            $ 0.010             7,000,000